China Bio Energy Holdings (CBEH.OB)

Company Presentation

Safe Harbor Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements that are not historical facts are forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but not limited to, factors related to the China Bio Energy Holdings anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new products, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission. Readers are advised that this information is intended for the use of investment professionals. Anyone interested in obtaining information on China Bio Energy Holdings should contact China Bio Energy Holdings, as set forth above, to receive the China Bio Energy Holdings' most recent financial reports. This presentation was developed by China Bio Energy Holdings and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice. Other than as may be required by the securities laws, China Bio Energy Holdings does not assume a duty for updating the information contained herein.

Agenda

- Business Overview
- Investment Highlights
- Product and Industry Landscape
- Management Team
- Financial Snapshot
- Investment Highlights Recap

Business Description

BRI
BAORUN
INDUSTRIAL 宝润实业

CBEH is an integrated fuel producer and distributor that utilizes an extensive distribution network to combine bio-diesel production, petroleum wholesaling, and retail gas stations



- Obtain petroleum products from refineries

Rail
Road



- CBEH's four distribution depots in Shaanxi



- CBEH's bio-diesel plant

Rail
Road

Other Distributors → Other Retail Stations

Petroleum Users
(power generation, marine, etc.)


宝 润 石 油
BAO RUN SHI YOU

- CBEH service stations

Business Overview

Wholesale Distribution of Gasoline, Diesel, and Heavy Oil

- 3rd largest non-state owned oil distributor in Shaanxi province with 30% market share
- Products primarily obtained from refineries located in Shaanxi province
- Delivered via rail and road through the Company's 4 rail-linked distribution depots
- Sells to retail service stations, other distributors who sell to retail service stations, and other petroleum users and distributors throughout China.

Production and Distribution of Bio-diesel Fuel

- One of the only two bio-diesel manufacturers in China with output capacity exceeding 100,000 ton per year
- Oil is extracted from a variety of high oil-content plant seeds that grow abundantly in Shaanxi province
- Manufactured via proprietary production process
- Sold via the company's existing distribution network

Retail Distribution of Gasoline

- Five service stations currently leased
  - Four along major highways in Shaanxi Province
  - Four of these leased after close of Q208
- Can sell gasoline, petro-diesel, and bio-diesel



Revenue, Q208
$, mm
14.4
23.3
20.7
Gasoline 39%
Petro-Diesel 36%
Bio-Diesel 25%



Gross Margin, Q208
40.0%
30.0%
20.0%
10.0%
0.0%
8.9%
10.2%
29.3%
Gasoline
Petro-Diesel
Bio-Diesel

Company Overview


Headquarter - Xi'an, Shaanxi
Bio-diesel production facility with annual capacity of 100,000 tons
Shanxi
Shandong
Xi'an
Henan
Hubei
Sichuan
Hunan
Guizhou
Yunnan
Distribution Area
Sole rail access from Shaanxi

Four fuel distribution depots. **165 employees as of May 2008**

Capital Markets Summary

Ticker Symbol	CBEH
Share Price (06/30/2008)	$9.00
Shares Outstanding (Treasury)	33.4mm
Market Capitalization (6/30/08)	$300.6mm
TTM Revenue (06/30/2008)	$155.8mm
TTM Net Income (06/30/2008)	$19.2mm
TTM EPS (06/30/2008) (Treasury)	$0.57

The treasury method was used for all share calculations.

Agenda

- Business Overview
- **Investment Highlights**
- Product and Industry Landscape
- Management Team
- Financial Snapshot
- Investment Highlights Recap

Investment Highlights

BAORUN INDUSTRIAL 宝润实业

Energy + China = Tremendous Opportunity

GDP of China (RMB, billions)



30000
25000
20000
15000
10000
5000
0
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006

Price of oil, globally ($, per barrel)



120
100
80
60
40
20
0
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008

Crude Oil S&D in China



(Tons in Millions)
400
350
300
250
200
150
100
50
0
Net Import
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
Production
Consumption

- **China has undergone explosive growth, with many consequences**
  - Prices for fuel have increased globally
  - China's consumption of fuel has greatly surpassed its production
- **Companies such as CBEH that are well positioned to provide fuel to energy-starved China have a tremendous opportunity for growth**

Source: National Bureau of Statistics; BP Statistical Review of World Energy 2007, 2008

Investment Highlights

BR I
BAORUN INDUSTRIAL 宝润实业

Petroleum & Bio-Diesel Combined: Less Risk and Higher Margins

- Diversified energy portfolio including both traditional and alternative energy mitigates risk
- Utilizing the same distribution network (storage depots, transportation, and customers) across multiple fuels enhances margins and speed to market

Bio-Diesel: Proven, Profitable, and Poised for Tremendous Growth

- Unlike other alternative fuels, bio-diesel is a proven product that is compatible with existing engines and can be blended at any ratio with petro-diesel (which makes adoption relatively easy)
- CBEH uses non-edible seeds and waste oil; no conflict with food supply or prices; cost competitive and highly profitable without government support
- China's heavy reliance on diesel and severe fuel shortage will drive tremendous growth in bio-diesel

Investment Highlights

Strategic Location: Abundant Oil and Bio-diesel Feedstock in Shaanxi

- Shaanxi Province accounts for 11% of China's petroleum production; oil output, sales and exports to rest of China doubled over the last five years, dramatically increasing need for distributors
- Shaanxi is heavily forested by seed-producing, non-edible vegetation used by CBEH for bio-diesel production (enough for CBEH to expand by more than 400%)

Leadership Position via Early-Mover Advantage, Distribution Network, and Licensing

- Top 3 non-state owned oil distributor in Shaanxi province by sales; licensed to distribute light and heavy oil products
- One of only two companies in China with 100,000 tons of operational bio-diesel capacity
- Combined with distribution network and access to capital to finance expansion forms significant advantage over existing competitors and potential new entrants

Agenda

- Business Overview
- Investment Highlights
- **Product and Industry Landscape**
- Management Team
- Financial Snapshot
- Investment Highlights Recap

Wholesale Petroleum Distribution

A Long-time Profitable Business

- CBEH's original business, as founded in 1997, was petroleum distribution
- Focused on gasoline and diesel with some involvement in heavy oil products
- Expected to continue to be a high growth business


Petroleum Revenue ($, mm)
100
80
60
40
20
0
29.2
54.4
82..9
13.7
44.0
2005
2006
2007
-
Q207
Q208

Our market position in petroleum distribution

Abundant oil in Shaanxi province	➢11% of China's oil production ➢Production doubled in the last 5 years ➢Expected 20% annual growth to 2015
Shaanxi supplies the rest of China	➢Exports to remainder of China doubled over the last five years
Shaanxi refiners need distributors	➢Shaanxi Yanchang Oil Company, the fourth largest petroleum company in China, is CBEH's largest supplier ➢Yanchang's output doubled over the last three years, from 5 million tons to 10, all of which is distributed via independent distributors
CBEH leadership position in distribution	➢Top 3 by sales ➢Rail access advantage: Only distributor in Shaanxi with access to rail that can ship to certain locations (Yunnan, Guizhou, and Sichuan) ➢License as barrier to entry: One of only ten companies in Shaanxi licensed to distribute finished oil; one of only three companies licensed to distribute both finished oil and heavy oil

Retail Distribution

Retail Distribution is another Key Growth Opportunity in the Long Run

- **CBEH has leased five retail filling stations to date**
  - Four located along major highways in Shaanxi Province
  - Each station estimated $8mm in revenue per year at a net margin exceeding 10%

- **Plans to acquire more gradually**

- **Enhances control of distribution chain; guarantees outlet for supply**

- **Competitive advantage over other retail stations**
  - Fuel shortages in China cause inadequate supply to most retail stations
  - China Bio's effective distribution network and established relationships with suppliers provide China Bio with a secure source of supply


宝 润 石 油
BAO RUN SHI YOU

Supply and Demand of Diesel


China Total Diesel Sales (tons in MM)
140
120
100
80
60
40
20
0
CAGR 12%
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Diesel Sales
Bio-Diesel Sales


China Total Freight Trucks (MM)
12
10
8
6
4
2
0
2000 2001 2002 2003 2004 2005 2006

Source: International Herald Tribune; CEIC Data Company, Ltd. 2007

- **Diesel is a large component of China's overall fuel consumption**
  - Higher proportion of diesel use than US; over ¼ of vehicles in China are diesel-consuming trucks & commercial vehicles
- **Diesel demand is growing so quickly vs. supply that service stations often have inadequate supply**
  - Truckers wait in line for hours to receive only a partial tank
- **Fuel scarcity has led to government support for the search for alternatives**
  - Government goal is to increase annual consumption of biofuels to 15% of total fuel by 2020
  - Laws mandate that fuel retail gas stations must begin to offer "biological liquid fuel"; fines for non-compliance
  - Other measures as well

Growth of Diesel and Bio-Diesel


Bio-Diesel Consumption
(tons consumed annually, MM)
60
50
40
30
20
10
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Bio-diesel as a % of total diesel consumption
15%
10%
5%
Supply

(MM ton)	2007	2008	2010	2020
Bio-diesel Supply	**0.3**	**0.6**	**2.0**	**20.0**
Diesel Demand	125	130	220	335
Bio-diesel Demand (5% diesel)	**6.3**	**6.5**	**11.0**	**16.8**
Bio-diesel Shortage	*6.0*	*5.9*	*9.0*	*(3.2)*
Bio-diesel Demand (10% diesel)	**12.5**	**13.0**	**22.0**	**34.0**
Bio-diesel Shortage	*12.2*	*12.4*	*20.0*	*14.0*

- **In 2007, bio-diesel sales comprised 0.5% of total diesel sales**
- **Tremendous potential for growth**
  - The demand for diesel in China is so great that, for the foreseeable future, virtually any amount of diesel that can be produced can be sold

Source: 2007-2008 Report on China Diesel Industry; 2005-2010 Report on China Bio-diesel Industry Prospects and Market Forecast.

The Advantages of Bio-diesel

Bio-diesel is a mainstream component of the clean energy movement.

Proven technology

- Compatible with existing engines ; already accepted by the market
- Can be blended in any ratio with petroleum-based diesel
- Performance benefits as well, including better lubrication, safer during transport, more efficient burning

Cost competitive

- Unlike other alternative energy sources, bio-diesel has proven to be a profitable and viable energy source
- Does not need government incentive to induce usage

Renewable and low-cost feedstock

- Bio-diesel can be made from various renewable plants including prickly ash, sumach, and pistacia. Kitchen waste oil can also be used as feedstock.
- NO NEED TO USE EDIBLE CROPS; no impact relative to food prices and supply

A clean energy source

- Significantly lower emissions as compared to all fossil fuels.



Bio-diesel emissions (vs. petro-diesel)
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Carbon Monoxide
Carbon Dioxide
Particulate Matter
Sulfates

Source: National Biodiesel Board of the USA, 2002

CBEH Bio-diesel Production



Filtration
Dehydration
Trans-esterification
Methanol Recovery and Water Removal
Distillation



Bio-Diesel Revenue
16
14
12
10
8
6
4
2
0
4.2
6.8
14.4
FY07
1Q08
2Q08

Proprietary Production Process:

R&D partnerships: Northwest University of Agriculture and Forestry and Xi'an Petroleum University

Patents: 2 approved and 7 pending including:

➢ **High temperature process** which leads to a higher conversion rate and removal of more impurities

➢ **Multilevel molecular distillation** which further removes impurities and improves yield

Bio-diesel facility:

Completed: September, 2007

Capacity : 100,000 tons per year

Expected output 2008: 80,000 tons

CBEH Bio-diesel Feedstock


CBEH Feedstock
40%
60%
Non-edible Seed Oil
Waste Cooking Oi

Dual Feedstock:

Non-edible seeds: Chinese pistache, Chinese prickly ash, Chinese pine, sumach oil, other

Waste Cooking Oil (WCO): Collected from restaurants


Potential for Expansion
600
500
400
300
200
100
0
Current Capacity
Potential Capacity Supported by Xi'an Resources
Non-edible Seeds
WCO
CBEH Production Capacity

Cost Effective: Using non-edible feedstock avoids demand competition with food supply; much less price pressure

Seed Collection Centers: CBEH has five collection centers in Shaanxi, which are used to gather seeds that have been harvested by local farmers.

WCO Collection: CBEH currently operates two distribution centers in cooperation with the Xi'an Environment Protection Bureau. These centers have an exclusive license to collect waste oil from restaurants and other establishments in Xi'an metro area.

Access to plant base: CBEH has long-term agreements with the local government which provide CBEH with access to 3.6 million Chinese acres of bio-diesel feedstock plant base (enough for 430,000 tons of bio-diesel).

Room for expansion: There are enough resources in Xi'an to support 6x current bio-diesel production capacity

Rigorous Quality Control Standards

BRI BAORUN INDUSTRIAL 宝润实业

Specification	Chinese Standard GB/T 20828-2007	American Standard ASTNP8121-08	European Standard 14214:2003(E)	German Standard DINE51606	Test Method	CBEH Standard	Qualified or not
Kinrmatic Viscosity 40℃ : mm^2/s	1.9 - 6.0	1.9-9.0mm^2/sec	3.5-5.0mm^2/sec	3.5-5.0mm^2/sec	GB/T 265	4.226	✓
Flash Point : ℃	min.130℃	min.130℃	min.120℃	min.110℃	GB/T 261	138	✓
Sulfur : % (m/m)	max.0.05%	max.0.05%	10mg/kg	max.0.01%	SH/T 0689	0.002	✓
Density (20℃) : kg/m^3	820-900				GB/T2540	887.6	✓
Cold Filter Point , ℃	Report				SH/T 0248	3	✓
50%Recovery Temperature , ℃					GB/T6536 . 1997	338	✓
90%Recovery Temperature , ℃	Max.360				GB/T6536 . 1997	350	✓
Water : % (m/m)	Max.0.05%	Max.0.05vol.%	max.500mg/kg	Max.300mg/kg	SH/T 0246	Only imprint	✓
Sulfated Ash : % (m/m)	max.0.02%	max.0.02%	max.0.02%	max.0.03%	GB/T 2433	0.004	✓
Carbon Residuefeom10% Distillation Residue : % (m/m)	Max.0.3%		max.0.03%		GB/T 17144	0.016	✓
Cetane	min.49	min.47	min.51	min.49	GB/T 386	51	✓
Machinery impurity : % (m/m)	—				GB/T 510	—	✓
Copper strip Corrosion	Max.Class 1	Max.no.3	Max.Class 1	Max.Class 1	GB/T 5096	la(light shing)	✓
Acid Number , mgKOH/g	max.0.8mgKOH/g	max.0.8mgKOH/g	max.0.5mgKOH/g	max.0.5mgKOH/g	GB/T 264	0.43	✓
Oxidation Stability : (110℃)/h	Min.6.0				EN 14112	7.3	✓
Free Glicerine : %	max.0.020%	max.0.02%	max.0.02%	max.0.02%	ASTM D 6584	0.018	✓
Total Glycerine : %	max.0.240%	max.0.24%	max.0.25%	max.0.25%	ASTM D 6584	0.21	✓

Bio-diesel produced by CBEH has met the world's most stringent quality standards

CBEH's Position in the Bio-diesel Market

BR I BAORUN INDUSTRIAL 宝润实业

Leading Manufacturing Capacity
Top two capacity and plans to acquire and/or build or expand capacity to maintain leadership position

Well-established Distribution Network
Can leverage CBEH's existing distribution network to improve margins and grow faster. Other bio-diesel manufacturers in China aren't licensed to distribute fuel; sell through distributors, decreasing margins

Low Cost and Abundant Feedstock
Don't compete with food; room to expand 5 times with local resources.

Quality that meets the highest standards
CBEH bio-diesel meets standards established not only in China but in the US and Europe

Proprietary Technology and Ongoing R&D
Past and ongoing R&D lead to better quality and a more efficient, effective process.

Agenda

- Business Overview
- Investment Highlights
- Product and Industry Landscape
- **Management Team**
- Financial Snapshot
- Investment Highlights Recap

Management Team

Gao, Xincheng *Founder and CEO*	• Extensive experience in the research and marketing of oil products • Founded predecessor company to Baorun in 1996; founded Baorun in 1999 • Prior to founding the Company, Mr. Gao worked in the Oil and Chemical Department of Shaaxi Province and Zhongtian Oil and Chemical Group, responsible for R&D and marketing • BS degree in mechanical engineering from Xi'an Technology University and MBA from Xi'an Communication University
Chen, Jun *Chief Operating Officer*	• Joined Baorun in 2005 • Served as Manager of Sinopec, Hubei from 2000 to 2005 • Established the Company's sales system and led Baorun's transition from sale of fuel oil to sale of finished oil products
Li, Gaihong *Chief Financial Officer*	• Appointed as CFO in September 2005 • Served as CFO of Xi'an Dongfang Oil Group Co., Ltd., a Chinese petroleum producer, from 2000 to 2005 • B.S. in Accounting from Xi'an Northwest University in 1997; currently pursuing MBA from Xi'an Jiaotong University
He, Nengde *Chief Technology Officer*	• Joined Baorun in 2005, in charge of research and development of bio-diesel • Specializes in oil extraction, trans-esterification and separation technologies for bio-diesel production • Led key alternative energy projects in multiple chemical companies and has several projects funded by Chinese National Academy of Science • Ph.D. in chemical engineering from Sichuan University

Agenda

- Business Overview
- Investment Highlights
- Product and Industry Landscape
- Management Team
- **Financial Snapshot**
- Investment Highlights Recap

Financial Performance


Revenue
$, mm
100
90
80
70
60
50
40
30
20
10
0
2005-2007 Revenue CAGR 73%
29.2
54.4
82.9
4.2
Y/Y Revenue Growth Rate 326%
13.7
44
14.4
2005
2006
2007
Q207
Q208
Gross Profit
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2005-2007 CAGR 62%
4.4
5.8
9.1
1.0
Y/Y Growth Rate 365%
1.8
4.4
4.2
2005
2006
2007
Q207
Q208
Net Income
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2005-2007 CAGR 44%
4.1
5.3
7.7
1.0
Y/Y Growth Rate 485%
1.4
4.2
4.1
2005
2006
2007
Q207
Q208
Bio-Diesel
Petroleum

Summary Income Statement

($MM)	12/31/2005	12/31/2006	12/31/2007	2Q07	2Q08
Revenue	29.2	54.4	87.1	13.7	58.4
Gross Profit	4.4	5.8	10.1	1.8	8.5
Operating Profit	4.2	5.4	8.4	1.5	8.3
Net Income	4.1	5.3	8.6	1.4	8.3
Comprehensive Income	4.3	5.8	10.3	1.6	9.8
Revenue Growth		86%	60%		326%
Net Income Growth		29%	61%		485%
Gross Margin	15%	11%	12%	13%	15%
Operating Margin	14%	10%	10%	11%	14%
Net Margin	14%	10%	10%	10%	14%

Summary Balance Sheet

Balance Sheet Highlights

(In '000 $US)	Jun. 30, 2008	Dec. 31, 2007	Dec. 31, 2006
Cash and cash equivalents	2,248	1,382	631
Accounts receivable	7,418	289	5,745
Inventory	12,476	12,083	7,304
Total Current Assets	47,461	35,539	19,096
Property, plant and equipment, net	10,347	8,166	705
Total Assets	64,660	43,706	20,316
Accounts payable	418	180	2,267
Total Current Liabilities	10,702	5,476	6,014
Total Liabilities	10,716	5,510	6,014
Total Shareholders' Equity	53,944	38,196	14,240
Total Liabilities and Shareholders' Equity	64,660	43,706	20,316

Agenda

- Business Overview
- Investment Highlights
- Product and Industry Landscape
- Management Team
- Financial Snapshot
- **Investment Highlights Recap**

Investment Highlight Recap

- Energy + China = Tremendous Opportunity
- Petroleum & Bio-diesel Combined: Less Risk and Higher Margins
- Strategic Location: Abundant Oil and Bio-diesel Feedstock in Shaaxni
- Bio-diesel: Proven, Profitable and Poised for Growth
- Leadership Position via Early-mover Advantage, Distribution Network, Licensing

Thank you!

http://www.chinabaorun.com/